Exhibit 10.3

THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is made and entered into as of this 26th day of August, 2009 by and between Greenville Hospital System, a political subdivision organized under the laws of South Carolina and Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) (collectively, “GHS”), Greenville Health Corporation, Inc. (“GHC”), a South Carolina corporation and GHC Health Resources, Inc. (“GHR”), a South Carolina corporation, all having an address at 701 Grove Road, Greenville, SC 29605 (collectively the “Seller”), and HTA — Greenville, LLC, a Delaware limited liability company, having an address at 16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona 85254 (“Buyer”). Seller and Buyer are each individually referred to herein as a “Party” and collectively as the “Parties”.

R E C I T A L S:

A. Seller and Buyer entered into that certain Agreement of Sale and Purchase as of July 15, 2009 (as amended by that certain First Amendment to Agreement of Sale and Purchase, executed by Buyer and Seller as of August 14, 2009 and that certain Second Amendment to Agreement of Sale and Purchase, executed by Buyer and Seller as of August 21, 2009, the “Agreement of Sale”).

B. Seller and Buyer desire to amend the Agreement of Sale as described herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Section 2(a). Section 2(a) of the Agreement of Sale is hereby amended by deleting the amount “One Hundred Sixty-One Million Six Hundred Thirty Thousand Dollars ($161,630,000)” and replacing it with the amount “One Hundred Sixty-One Million Six Hundred Seventy Thousand Dollars ($161,670,000)”.

2. Section 4(a)(iii). Section 4(a)(iii) of the Agreement of Sale is hereby amended by (a) deleting the phrase “a space lease between Buyer, as landlord, and Seller and the “Endowment Fund” (as hereinafter defined), as tenant” from the first sentence thereof and replacing it with the phrase “a space lease between Buyer, as landlord, and GHS and the “Endowment Fund” (as hereinafter defined), as tenant” and (b) inserting the phrase “Shared Services Agreement” (as hereinafter defined) for each Property, as applicable,” prior to the phrase “the “ROFR Agreement” (as hereinafter defined) in the first sentence thereof.

3. Section 4(f). The last sentence of Section 4(f) of the Agreement of Sale is hereby amended by deleting the phrase “Section 4(g) and 4(h)” and replacing it with the phrase “Section 4(f) and 4(g)”.

4. Section 6(m)(vi). Section 6(m)(vi) of the Agreement of Sale is hereby deleted in its entirety and replaced with the following:

(vi) With respect to each Property, two (2) originals of a valid assignment in the form attached hereto as Exhibit “O” (the “Assignment of Intangibles”), together with fully executed consents to the assignment of any Warranties thereunder which require consent for assignment, as set forth in Schedule I to the Assignment of Intangibles;

5. Section 6(m)(x). Section 6(m)(x) of the Agreement of Sale is hereby deleted in its entirety and replaced with the following:

(x) To the extent deemed necessary and appropriate by Buyer and Seller, with respect to each Fee Property and Ground Lease Property located on a hospital campus identified on the attached Exhibit “A,” one (1) original of the Agreement for Grant of Reciprocal Easements and Establishment of Covenants, Conditions and Restrictions in the form agreed upon prior to the expiration of the Due Diligence Period (which includes, among other things, provisions for parking reasonably adequate to Buyer and Seller) (the “REAs”) and one (1) original of the Shared Services Agreement in the form agreed upon prior to the expiration of the Due Diligence Period (the “Shared Services Agreement”), each duly executed and acknowledged by Seller and the Endowment Fund and (in the case of the REAs) in a proper form for recording, which collectively allocate the responsibilities and costs related to all services and utilities provided to the related hospital campus;

6. Section 6(m)(xiii). Section 6(m)(xiii) of the Agreement of Sale is hereby deleted in its entirety and replaced with the following:

(xiii) Two (2) originals of the Future Development Agreement in the form agreed upon prior to the expiration of the Due Diligence Period (the “Future Development Agreement”) and two (2) originals of the Right of First Opportunity Agreement in the form agreed upon prior to the expiration of the Due Diligence Period, each duly executed by Seller, which collectively describe the exclusive arrangement between Buyer and Seller with respect to financing certain future development projects;

7. Section 6(m)(xiv). Section 6(m)(xiv) of the Agreement of Sale is hereby deleted in its entirety and replaced with the phrase “Intentionally Omitted”.

8. Section 6(m)(xxiii). Section 6(m)(xxiii) of the Agreement of Sale is hereby deleted in its entirety and replaced with the phrase “Intentionally Omitted”.

9. Section 6(m)(xxviii). Section 6(m)(xxviii) of the Agreement of Sale is hereby deleted in its entirety and replaced with the following:

(xxviii) Seller shall deliver fully executed lease amendments reasonably acceptable to Buyer with respect to the Leases described on Exhibit “T” attached hereto.

10. Section 6(m)(xxix). A new Section 6(m)(xxix) is hereby added to the Agreement of Sale which reads in its entirety as follows:

(xxix) With respect to each Property, Seller shall provide a “final” certificate of occupancy for the Improvements thereon or, in the absence of a certificate of occupancy for any such Property, Seller shall provide evidence reasonably satisfactory to Buyer that a certificate of occupancy has been issued for such Property or evidence reasonably satisfactory to Buyer that all requirements for the issuance of a “final” certificate of occupancy have been satisfied.

11. Section 6(m)(xxx). A new Section 6(m)(xxx) is hereby added to the Agreement of Sale which reads in its entirety as follows:

(xxx) With respect to the recently completed tenant improvements at the Travelers Rest property: (1) a final certificate of occupancy; (2) lien waivers or evidence of payment from the general contractor, subcontractors and architect or other documentation sufficient to allow the title company to issue title coverage against all liens; (3) an assignment of all warranties, indemnities and recourse rights under the construction, architect and subcontract agreements in favor of Buyer, together with any consents to assignment to the extent required; and (4) a “closeout manual” that includes (a) a list of all subcontractors by trade, (b) warranty documents by subcontractor or equipment, as applicable, (c) spec sheets for equipment (if applicable), (d) manuals for all equipment (if applicable) and (e) “as built” drawings of the improvements; provided, however, that to the extent the “closeout manual” is unavailable at Settlement, Seller may provide it to Buyer after Settlement (and promptly upon the availability thereof), and Seller shall use commercially reasonable efforts to make it available to Buyer as soon as reasonably practicable. Notwithstanding the foregoing, delivery of the closeout manual after Settlement shall not relieve Seller of any obligation to deliver the items in clauses (1) through (3) above prior to Settlement.

12. Section 6(m)(xxxi). A new Section 6(m)(xxxi) is hereby added to the Agreement of Sale which reads in its entirety as follows:

(xxxi) With respect to the current improvement projects listed on Exhibit “R” attached hereto, Seller shall provide final lien waivers evidencing that all contractors and subcontractors have been paid and no lien rights exist against the applicable Property. Upon completion of such work, Seller shall provide Buyer with final certificates of occupancy (if required by the relevant municipality), “as built” drawings (if requested by Buyer and reasonably available), and any available warranties (together with assignments thereof).

13. Exhibit “B”. Exhibit “B” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “B” attached hereto.

14. Exhibit “C”. Exhibit “C” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “C” attached hereto.

15. Exhibit “D”. Exhibit “D” attached to the Agreement of Sale is hereby amended by (i) deleting the $1,585,000 allocated to Travelers Rest and replacing it with $1,625,000 and by (ii) deleting the total purchase price of $161,630,000 and replacing it with $161,670,000.

16. Exhibit “F”. Exhibit “F” attached to the Agreement of Sale is hereby amended by (a) deleting the word “Inc.” after the phrase “the Endowment Fund of the Greenville Hospital System” and (b) deleting the table at the end of such exhibit in its entirety and replacing the same with the following:

Property Name	Square Footage of Seller’s	Term (years)
	Lease
Memorial Medical Office Building	92,293	15

Cancer Treatment Center	78,521	15

Center for Family Medicine	21,503	10

Life Center	61,524	15

Information Services Building	59,519	15

Patewood A	55,651	15

Patewood B	48,431	15

Patewood C	94,767	15

Patewood Administration	121,319	15

Greer MOB A 315	11,510	15

Greer MOB B 325	14,508	15

Maxwell Pointe	29,329	15

Center for Health (CHOS)	7,100	10

Traveler’s Rest Family Practice	10,771	15

Mills Avenue	7,772	10

Cleveland St. MOB	4,406	10

17. Exhibit “H”. Exhibit “H” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “H” attached hereto.

18. Exhibit “I”. Exhibit “I” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “I” attached hereto.

19. “Exhibit “L”. Exhibit “L” attached to the Agreement of Sale is hereby amended by deleting the phrase “claiming the same or any part thereof” in the last paragraph thereof and replacing it with the phrase “and against all persons claiming through or under the Grantor but not otherwise”

20. Exhibit “O”. Exhibit “O” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “O” attached hereto.

21. Exhibit “R”. Exhibit “R” attached to the Agreement of Sale is hereby deleted in its entirety and is hereby replaced with Exhibit “R” attached hereto.

22. Exhibit “T”. A new Exhibit “T” is attached hereto and is hereby incorporated by reference into the Agreement of Sale.

23. Reaffirmation. Except as modified by this Amendment, Seller and Buyer hereby reaffirm all terms, covenants and conditions contained in the Agreement of Sale. The Parties agree that except as modified herein, all other terms of the Agreement of Sale shall remain in full force and effect. In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement of Sale, the provisions of this Amendment shall control. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Agreement of Sale are hereby amended to the extent necessary to give effect to the purpose and intent of this Agreement.

24. Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the Parties but all of which shall be taken together as a single instrument.

25. Distribution. Counterparts to this Amendment may be executed and delivered by facsimile or other electronic transmission, and for purposes of this Amendment, signatures so transmitted shall be deemed to be original signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the day, month and year first written above.

SELLER:

GREENVILLE HOSPITAL SYSTEM,
a political subdivision organized under the laws of South Carolina

By: /s/ Susan J. Bichel
Name: Susan J. Bichel
Title: Vice President and CFO

BOARD OF TRUSTEES OF GREENVILLE HOSPITAL SYSTEM (aka THE BOARD OF TRUSTEES OF THE GREENVILLE HOSPITAL SYSTEM)

By: /s/ Susan J. Bichel
Name: Susan J. Bichel
Title: Vice and President and CFO

GREENVILLE HEALTH CORPORATION

a South Carolina corporation

By: /s/ Susan J. Bichel
Name: Susan J. Bichel
Title: Vice President and CFO

GHC HEALTH RESOURCES, INC.,

a South Carolina corporation

By: /s/ Susan J. Bichel
Name: Susan J. Bichel
Title: Secretary/Treasurer

BUYER:

HTA – GREENVILLE, LLC,

a Delaware limited liability company

By: /s/ Kellie S. Pruitt
Name: Kellie S. Pruitt
Title: Chief Accounting Officer

Exhibit “B”

EXCLUDED PERSONAL PROPERTY

Property	Excluded Personal Property
Memorial Medical Office Building
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Cancer Treatment Center
Location Quantity Brand/Make Description Serial Number
Radiology/Oncology 35   Waiting Room Chairs None Provided
Radiology/Oncology 7   End Tables None Provided
Radiology/Oncology 8   Lamps None Provided
Radiology/Oncology 2   Coffee Tables None Provided
Radiology/Oncology 3   Artwork None Provided
Ambulatory 23   Gang Seats None Provided
Ambulatory 3   Lamps None Provided
Ambulatory 8   End Tables None Provided
Ambulatory 3   Artwork None Provided
Lab Area 1st Floor 18   Waiting Room Chairs None Provided
Lab Area 1st Floor 4   tables None Provided
Lab Area 1st Floor 1   Artwork None Provided
3rd Floor Gyn 35   Waiting Room Chairs None Provided
3rd Floor Gyn 4   Lamps None Provided
3rd Floor Gyn 2   End Tables None Provided
3rd Floor Gyn 2   Artwork None Provided
3rd Floor Gyn 1   Mirror None Provided

Center for Family Medicine
Location Quantity Brand/Make Description Serial Number
Upper Level Waiting 35   Chairs
Upper Level Waiting 4   Tables
Upper Level Waiting 6   24x36 Artwork
Upper Level Hallway 5   Artwork
Upper Level Hallway 3   Refrigerator GHS061492
Upper Level Hallway 1   Tables
Upper Level Hallway 1   Chairs
Upper Level Hallway 4   Lamps
Upper Level Hallway 8   File Cabinet GHS058517
Upper Level Hallway     File Cabinet GHS057906
Upper Level Hallway     File Cabinet GHS07876
Upper Level Hallway     File Cabinet GHS058504
Upper Level Hallway     File Cabinet GHS057874
Upper Level Hallway     File Cabinet GHS058676
Upper Level Hallway     File Cabinet GHS058890
Upper Level Hallway     File Cabinet GHS058664
Lower Level Waiting 35   Chairs
Lower Level Waiting 5   Tables
Lower Level Waiting 5   Artwork
Lower Level Waiting 3   Lamps
Lower Level Hallway 2   Artwork

Life Center
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Information Services Building
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Patewood A
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Patewood B
Location Quantity Brand/Make Description Serial Number
1st Floor Lobby 8 None Provided Blue and Teal Chair None Provided
1st Floor Lobby 4 None Provided Floor Plant None Provided
1st Floor Lobby 3 None Provided 4’X4’ Picture None Provided
2nd Floor Lobby 4 None Provided 30“X30” Picture None Provided
2nd Floor Lobby 4 None Provided Blue and Teal Chair None Provided
2nd Floor Lobby 1 None Provided Blue and Teal Sofa None Provided
2nd Floor Lobby 5 None Provided Floor Plant None Provided
2nd Floor Lobby 3 None Provided Table None Provided
2nd Floor Lobby 2 None Provided Lamp None Provided
2nd Floor Lobby 1 None Provided Table Plant None Provided
2nd Floor Lobby 1 None Provided 4’X4’ Picture None Provided

Patewood C
Location Quantity Brand/Make Description Serial Number
Main Lobby 8 None Provided Orange Chair None Provided
Main Lobby 2 None Provided Purple Bench None Provided
Main Lobby 4 None Provided Round Granite Table None Provided
Main Lobby 6 None Provided 24’ X 48’ Picture None Provided
Main Lobby 5 None Provided Table Flower None Provided
Main Lobby 2 None Provided Bamboo Tree None Provided
Main Lobby 3 None Provided Easter Lillie None Provided
1st Floor Lobby 6 None Provided Orange Sofa None Provided
1st Floor Lobby 4 None Provided Orange 1/4 Radius Chair None Provided
1st Floor Lobby 5 None Provided Purple Sofa None Provided
1st Floor Lobby 32 None Provided Black Single Chair None Provided
1st Floor Lobby 11 None Provided Table None Provided
1st Floor Lobby 1 None Provided Lamp None Provided
1st Floor Lobby 2 None Provided Multi-Color Fabric Bench None Provided
1st Floor Lobby 8 None Provided Floor Plant None Provided
1st Floor Lobby 3 None Provided Table Plant None Provided
2nd Floor Lobby 4 None Provided Green 1/4 Radius Chair None Provided
2nd Floor Lobby 32 None Provided Black Single Chair None Provided
2nd Floor Lobby 5 None Provided Blue Sofa None Provided
2nd Floor Lobby 6 None Provided Green Sofa None Provided
2nd Floor Lobby 9 None Provided Table None Provided
2nd Floor Lobby 9 None Provided Lamp None Provided
2nd Floor Lobby 1 None Provided Green Bench None Provided
2nd Floor Lobby 2 None Provided Blue Bench None Provided
2nd Floor Lobby 22 None Provided Floor Plant None Provided
2nd Floor Lobby 7 None Provided Table Plant None Provided

Patewood Administration
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Greer MOB A 315
Location Quantity Brand/Make Description Serial Number
1st Floor 4 None Provided Wooden planter boxes with plants None Provided
1st Floor 6 None Provided Large pieces of artwork None Provided
1st Floor 2 None Provided Medium pieces of artwork None Provided
1st Floor 1 None Provided Coffee table None Provided
1st Floor 1 None Provided Wooden bench None Provided
2nd Floor 4 None Provided Clay planter boxes with plants None Provided
2nd Floor 4 None Provided Large pieces of artwork None Provided
2nd Floor 4 None Provided Medium pieces of artwork None Provided

Greer MOB B 325
Location Quantity Brand/Make Description Serial Number
1st Floor 6 None Provided Wooden planter boxes with plants None Provided
1st Floor 4 None Provided Clay planter boxes with plants None Provided
1st Floor 6 None Provided Large pieces of artwork None Provided
1st Floor 12 None Provided Medium pieces of artwork None Provided
1st Floor 3 None Provided Wooden benches None Provided
2nd Floor 5 None Provided Large pieces of artwork None Provided
2nd Floor 2 None Provided Clay planter boxes with plants None Provided
2nd Floor 1 None Provided Waste receptacle None Provided

Maxwell Pointe
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Center for Health (CHOS)
Location Quantity Brand/Make Description Serial Number
Lobby 8 None Provided Chairs None Provided
Lobby 3 None Provided End Tables None Provided
Lobby 2 None Provided Couches None Provided
Lobby 2 None Provided Pictures None Provided
Lobby 2 None Provided Lamps None Provided
Lobby 1 None Provided Table None Provided

Traveler’s Rest Family Practice
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Mills Avenue
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Cleveland St. MOB
All furniture, including but not limited to, all furnishings, ranges, refrigerators, awnings, shades, screens, blinds, lamps, carpeting, artwork, office equipment and other furnishings and all, lighting, cooking, laundry, refrigerating, telephone systems, televisions and television systems, audio systems, and computer systems

Exhibit “C”

LEASES

Property Name	Tenant	Square Footage	Lease Term
Cancer Treatment Center	AOR Management Company of Virginia, LLC; sublessee is Oncology and Hermatology Associates of South Carolina, L.L.C. d/b/a Cancer Centers of the Carolinas	26,914	01/01/09 to 09/30/13
Center for Family Medicine	Carolina Cardiology Consultants, P.A.	18,285	11/01/07 to 10/31/12
Patewood B	Greenville Endoscopy Center, Inc.	7,669	08/20/07 to 08/19/17
Patewood B	Medequip, Inc.	180	03/14/08 to 03/13/13
Patewood B	Carolina Cornea and Laser Center, LLC	10,419	02/27/06 to 02/26/16
Patewood B	Gastroenterology Associates, P.A.	16,744	10/08/07 to 10/07/12
Patewood B	Greenville Ear, Nose and Throat Associates, P.A. f/k/a Greenville E.N.T. Associates, P.A.	14,064	04/01/06 to 03/31/11
Patewood C	Greenville Proaxis Therapy, LLC f/k/a Greenville Pivital Therapy, LLC	14,840	11/06/07 to 05/31/13
Greer MOB A 315	Greenville Proaxis Therapy, LLC f/k/a Greenville Pivital Therapy, LLC	3,528	07/01/08 to 06/30/13
Greer MOB A 315	Carolina Cardiology Consultants, P.A.	9,903	07/14/08 to 07/13/13
Greer MOB B 325	Internal Medicine of Eastside-Greer, P.A.	9,709	08/01/08 to 07/31/13
Center for Health (CHOS)	Greenville Proaxis Therapy, LLC f/k/a Greenville Pivital Therapy, LLC	5,000	06/01/05 to 05/31/13

Exhibit “H”

SERVICE CONTRACTS

None.

Exhibit “I”

COMPLETION OBLIGATIONS

None.

EXHIBIT “O”

ASSIGNMENT OF INTANGIBLES

THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLES (this “Assignment”) dated as of      , 2009 is between [Greenville Hospital System, a political subdivision organized under the laws of South Carolina and Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) (collectively, “GHS”), Greenville Health Corporation, Inc. (“GHC”), a South Carolina corporation and GHC Health Resources, Inc. (“GHR”), a South Carolina corporation, all having an address at 701 Grove Road, Greenville, SC 29605 (the “Assignor”)][INCLUDE SPECIFIC ASSIGNOR, AS APPLICABLE, FOR EACH PROPERTY and       , a Delaware limited liability company (“Assignee”).

Assignor and HTA-Greenville, LLC, a Delaware limited liability company (“HTA”), Assignee’s predecessor-in-interest, have entered into that certain Agreement of Sale and Purchase dated      , 2009 (as amended, the “Agreement”), pursuant to which HTA agreed to purchase the real property and improvements described therein (the “Property”) from Assignor and Assignor agreed to sell the Property to HTA, on the terms and conditions contained therein. All of HTA’s acquisition rights and obligations under the Agreement were subsequently assigned to, and assumed by, Assignee.

Pursuant to the Agreement, Assignor desires to assign all of its rights and benefits in, to and under all Warranties (including, without limitation, those set forth on Schedule I hereto), Permits, Plans, Tradenames, Reports and Intangible Property, including all Warranties, recourse rights and indemnities contained in that certain [INSERT DESCRIPTION OF CONSTRUCTION, ARCHITECT AND SUBCONTRACTOR AGREEMENT FOR TRAVELERS REST IMPROVEMENTS] (each as defined in the Agreement) (collectively, the “Assigned Interests”) to the Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.

ACCORDINGLY, the parties hereto agree as follows:

As of the date on which the Property is conveyed to Assignee pursuant to the Agreement (the “Conveyance Date”), Assignor hereby assigns to Assignee all of its rights and benefits in, to and under the Assigned Interests, and to the extent required under any Warranty or agreement, Assignor shall obtain the written consent and take such other actions as are required to assign such Assigned Interests.

Assignor hereby agrees to defend and reimburse Assignee for any claims or costs originating prior to the Conveyance Date and arising out of Assignor’s obligations under the Assigned Interests. Assignor acknowledges and agrees that any such claims or costs constitute “Excluded Liabilities” as defined in the Agreement, and all provisions relating to such Excluded Liabilities in the Agreement are incorporated herein by reference, and shall survive Settlement and recording of the Deed.

As of the Conveyance Date, Assignee hereby assumes all of Assignor’s obligations under the Assigned Interests to the extent arising on or subsequent to the Conveyance Date and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the Assignee’s obligations under the Assigned Interests.

In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such dispute, including, without limitation, reasonable attorneys’ fees and costs.

This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Each Party will, whenever and as often as it shall be requested to do so by the other Party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any and all such further conveyances, assignments, approvals, consents and any and all other documents and do any and all other acts as may be necessary to carry out the intent and purpose of this Agreement.

Assignor and Assignee have executed this Agreement as of the day and year first written above.

Assignor: [INSERT AS APPLICABLE]	Assignee:
[Greenville Hospital System, a political subdivision organized under the laws of South Carolina By: Name: Title: ]	, LLC, a Delaware limited liability company By: Name: Title:
HTA-GREENVILLE, LLC, a Delaware limited liability company By: Name: Title:

SCHEDULE I
to
Assignment of Contracts

Greenville Hospital System MOB Portfolio
Warranties to be Assigned

GREENVILLE MEMORIAL MEDICAL CAMPUS

#	Building	Warranty Company	Product	Consent Required?
1.	Life Center	(1) JVS, Inc./Tamko Building Products	(a) Fiberglass Shingles, Limited Warranty	Yes
		(2) JVS, Inc. (roof contractor)	(a) Roof construction	Silent

PATEWOOD MEDICAL CAMPUS

	Building	Warranty Company	Product	Consent Required?
2.	Patewood MOB B	(1) South-eastern Roofing (subcontractor for Bovis Lend Lease)	(a) Coated foamed roofing – workmanship and materials	Silent
		(2) Viracon	(a) Tempered + heat strengthened glass (b) Insulating glass unit (c) High performance coated glass (d) Viraspan ceramic frit silkscreened + spandrel glass	Silent
		(3) Carolina Door Controls, Inc.	(a) Speed control – workmanship and materials	Silent
		(4) Kawneer	(a) “Products supplied by it on the project...” – workmanship and materials (b) Aluminum finish (fluoropolymer)
3.	Patewood MOB C Patewood MOB C cont. Patewood MOB C cont. Patewood MOB C cont.	(1) BE&K Building Group’s Warranty	(a) Subcontractor listing
		(2) Strange Brothers Grading Company	(a) Asphalt paving – subcontractor warranty
		(3) Wayne Brothers, Inc.	(a) Concrete installation – subcontractor warranty
		(4) Pride Masonry	(a) Masonry – subcontractor warranty
		(5) SteelFab, Inc.	(a) Structural steel – subcontractor warranty
		(6) Architectural Railings & Grilles, Inc.	(a) Ornamental railings – subcontractor warranty
		(7) NTEC Systems, LLC	(a) Roofing – subcontractor warranty
		(8) Technical Roofing Solutions, Inc.	(a) Roofing workmanship and materials	Silent
		(9) Palmetto Waterpoofing	(a) Caulking and waterproofing
		(10) Pecora Corporation (manufacturer)	(a) Weatherseal warranty #5418 (b) Silicone building sealants warranty #5419	Silent
		(11) Alpha Insulation & Waterproofing	(a) Spray foam insulation – limited subcontractor warranty
		(12) Graham Hodge Associates, Inc.	(a) Doors and windows – subcontractor warranty (b) Aluminum framed entrances + storefront – workmanship (c) Glazed aluminum curtain walls – workmanship	Silent
		(13) Glover Painting, Inc.	(a) Painting – subcontractor warranty
		(14) H&K Interior, Inc.	(a) Finishes, drywall and acoustical – subcontractor warranty
		(15) Bonitz Flooring Group, Inc.	(a) Carpet & VCT – subcontractor warranty
		(16) Otis Elevator Company	(a) Elevator – subcontractor warranty
		(17) Advanced Fire Protection	(a) Fire protection – subcontractor warranty
		(18) Waldrop Heating and Air Conditioning	(a) HVAC – subcontractor warranty
		(19) Johnson Controls warranty	(a) HVAC instrumentation and controls
(20) Trane warranty
		(21) Pace Electrical Company, Inc.	(a) Electrical – subcontractor warranty
		(22) Vistawall Architectural Products	(a) Aluminum framed entrances and storefront – materials, finish (b) Glazed aluminum curtain walls – materials, finish
		(23) Vistawall/PPG Industries	(a) Kynar/Hylar coating warranty (metal coating)	Can not be assigned
(24) Viracon
(a) Glazing:
insulating glass
seal failure and
coating
(b) Glazing: high
performance coated
glass
(c) Tempered + heat
strengthened glass
(d) Laminated glass
+ LG sloped glazing
(e) Viraspan
ceramic frit
silkscreened +
spandrel glass
Silent

GREER MEDICAL CAMPUS

	Building	Warranty Company	Product	Consent Required
4.	Greer MOB A Greer MOB A cont. Greer MOB A cont. Greer MOB A cont. Greer MOB A cont. Greer MOB A cont.	(1) Trane (contractor: McCarter Mechanical, Inc.)	(a) Air to Air Energy Recovery Equipment	Silent
		(2) JVS, Inc.	(a) Roof contractor	Silent
		(3) Elk Asphalt Shingles	(a) Asphalt shingles limited warranty	Yes. And must complete Transfer Notification Card with transfer fee of $2/100 s.f. within 30 days after transfer of building.
		(4) Cutshall Exterminating	(a) Termite control services	Silent
		(5) Yeargin Potter Shackelford (installation)	(a) Synthetic millwork fabrication – installation and workmanship	Silent
		(6) Southeastern Architectural Systems (supplier)	(a) Wood tectonics material – material and workmanship	Silent
		(7) Grace Construction Products (subcontractor: Southern Fireproofing Company, Inc.)	(a) Self-adhering sheet waterproofing – bituthene waterproofing membrane	Yes
		(8) Pecora Corporation (contractor: Southern Fireproofing Company, Inc.)	(a) Watertight joint weatherseal – material and workmanship	Silent
		(9) Marshfield Door Systems (supplier: Cook & Boardman of South Carolina)	(a) Flush wood doors – interior warranty only	Silent
		(10) Kawneer	(a) Aluminum finish
		(11) AGC Flat Glass North America, Inc.	(a) Tempered Glass (b) Insulating glass units (c) Coated glass	Silent
		(12) Cook & Boardman of South Carolina (supplier of door products)	(a) Door hardware - warrants products, workmanship, materials furnished in accordance with factory warranty for hardware	Silent
		(13) Pemko Manufacturing Company, Inc.	(a) Pemko products – material and workmanship	Silent
		(14) Yale Security Inc. aka Rixson	(a) Door controls – material and workmanship	Silent
		(15) Sargent Manufacturing Company	(a) Lock systems – material and workmanship	Silent
		(16) Metal Products, Inc.	(a) Door hardware	Silent
		(17) Ceco Door Products	(a) Door hardware	Silent
		(18) Larsen’s Manufacturing Company (supplier: Keaton Kompany)	(a) Fire protection – material and workmanship	Silent
		(19) Bradley Corporation (supplier: Stock Building Supply)	(a) Washroom accessories, materials and workmanship	“This warranty extends only to commercial and institutional purchasers and does not extend to any others, including consumer customers of commercial and institutional purchasers.”
		(20) Otis Elevator Company (contractor)	(a) Hydraulic elevators – material and workmanship	Silent
		(21) State Water Heaters (contractor: Mike Varner Plumbing, Inc.)	(a) Commercial electric water heater	Yes
		(22) Surgelogic – Square D (contractor: Huntington & Guerry Electric Company, Inc.)	(a) TVSS protection systems – material and workmanship	Yes
		(23) Square D	(a) Panelboards – materials and workmanship	Yes
		(24) Metalux (contractor: Huntington & Guerry Electric Company, Inc.)	(a) Interior lighting fixtures	Silent
4.	Greer MOB B	Same as Greer MOB A	Same as Greer MOB A	Same as Greer MOB A

OFF-CAMPUS MOBS

	Building	Warranty Company	Product	Consent Required
5.	Maxwell Pointe MOB	None Note: Since the most recent phase was built in 2008, the major systems/improvements should be under some level of warranty. If not, please confirm why.

6.	Travelers Rest Family	[NOTE: All warranties related to the recent improvements at the Travelers Rest Property must be identified in an updated schedule prior to closing, assigned to buyer and any required consents to assignment obtained.]
7.	Mills Ave. MOB	(1) JVS, Inc./Tamko Building Products	(a) Roofing shingles	Yes
		(2) JVS, Inc. (roofing contractor)	(a) Materials and workmanship	Silent

Exhibit “R”

CURRENT IMPROVEMENT PROJECTS

I. Building	II. Description of Work	III. Projected Start	IV. Projected Completion
A. Patewood B	B. Remaining shell space upfit in Suite 260. C. 3rd floor construction/renovations.	D. Aug. 2009 E. Jul. 2009	F. Nov. 2009 G. Nov. 2009
H. Patewood C	I. 4th floor construction of Clemson space.	J. Aug. 2009	K. Sept. 2009

Exhibit “T”

LEASE AMENDMENTS

Property Name	Tenant
Cancer Treatment Center	AOR Management Company of Virginia, LLC; sublessee is Oncology and Hermatology Associates of South Carolina, L.L.C. d/b/a Cancer Centers of the Carolinas
Patewood B	Greenville Endoscopy Center, Inc.
Patewood B	Carolina Cornea and Laser Center, LLC
Patewood B	Gastroenterology Associates, P.A.
Patewood C	Greenville Proaxis Therapy, LLC f/k/a Greenville Pivital Therapy, LLC
Center for Health (CHOS)	Greenville Proaxis Therapy, LLC f/k/a Greenville Pivital Therapy, LLC